Exhibit 99.1

Sonic Automotive Reports First Quarter Financial Results

EchoPark Segment Achieved All-Time Record Quarterly Adjusted EBITDA* in the First Quarter of 2024, Exceeding Previously Stated Target of Breakeven Adjusted EBITDA* in the First Quarter

CHARLOTTE, N.C. – April 25, 2024 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” "we," "us" or "our") (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the first quarter ended March 31, 2024.

First Quarter 2024 Financial Summary
•Total revenues of $3.4 billion, down 3% year-over-year; total gross profit of $536.2 million, down 3% year-over-year
•Reported net income of $42.0 million, down 12% year-over-year ($1.20 earnings per diluted share, down 7% year-over-year)
▪Reported net income includes the effects of a $2.2 million pre-tax charge related to accelerated equity compensation vesting and a $1.0 million pre-tax impairment charge in the Franchised Dealerships Segment; a $4.2 million pre-tax charge related to the previously announced closure of the remaining Northwest Motorsport stores in the EchoPark Segment; offset partially by a $1.9 million tax benefit on the above charges
▪Excluding these items, adjusted net income* was $47.5 million, down 3% year-over-year ($1.36 adjusted earnings per diluted share*, up 2% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 73.1% (71.1% on a Franchised Dealerships Segment basis, 86.6% on an EchoPark Segment basis, and 104.8% on a Powersports Segment basis)
▪Total adjusted SG&A expenses as a percentage of gross profit* of 72.0% (70.7% on a Franchised Dealerships Segment basis, 78.6% on an EchoPark Segment basis, and 104.8% on a Powersports Segment basis)
•EchoPark Segment revenues of $559.4 million, down 14% year-over-year; record first quarter EchoPark Segment total gross profit of $52.6 million, up 34% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 17,981, down 10% year-over-year
•Reported EchoPark Segment loss of $2.9 million and adjusted EchoPark Segment income* of $1.3 million
•All-time record quarterly EchoPark Segment adjusted EBITDA* of $7.3 million, up 120% year-over-year
•Exceeded previously issued target for an expected return to breakeven EchoPark Segment adjusted EBITDA* in the first quarter of 2024
•Excluding closed stores, EchoPark Segment adjusted EBITDA* was $9.4 million, a 142% improvement year-over-year
•During the first quarter, Sonic repurchased approximately 0.5 million shares of its Class A Common Stock for an aggregate purchase price of approximately $27.0 million

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “We are proud of our team’s performance in the first quarter, with our diversified business model and commitment to returning capital to stockholders driving year-over-year growth in adjusted earnings per share* despite the continued normalization of new vehicle margins in our franchised dealerships segment. During the quarter, our EchoPark Segment results exceeded our previously communicated target for breakeven adjusted EBITDA*, and we are excited to report all-time record quarterly EchoPark Segment adjusted EBITDA* for the first quarter. We remain confident that we have the right strategy, the right people, and the right culture to continue to grow our diversified business and create long-term value for our stakeholders.”

Jeff Dyke, President of Sonic Automotive, commented, “Our EchoPark results in the first quarter demonstrate our team's valuable industry experience and the adaptability of our innovative EchoPark model, and validate the difficult decisions we made to right-size our EchoPark footprint over the last several quarters. Based on recent trends and our outlook for gradual improvement in the used vehicle market going forward, we remain confident in our ability to maintain positive quarterly EchoPark Segment adjusted EBITDA* for the remainder of 2024, driving significant year-over-year improvement in the EchoPark Segment to help mitigate the continuing effects of margin normalization in our Franchised Dealerships Segment.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our diversified cash flow streams continued to benefit our overall financial position in the first quarter. As of March 31, 2024, we had $847 million of total liquidity, including $335 million in cash and floor plan deposits on hand. We believe we remain well-positioned to adapt to evolving market conditions and position the Company for success in 2024 and beyond.”

First Quarter 2024 Segment Highlights
The financial measures discussed below are results for the first quarter of 2024 with comparisons made to the first quarter of 2023, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 1%; same store gross profit down 5%
•Same store retail new vehicle unit sales volume up 5%; same store retail new vehicle gross profit per unit down 32%, to $3,716
•Same store retail used vehicle unit sales volume up 4%; same store retail used vehicle gross profit per unit down 3%, to $1,585
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 6%; same store customer pay gross profit up 6%; same store warranty gross profit up 13%; same store Fixed Operations gross profit margin up 70 basis points, to 50.1%
•Same store finance and insurance ("F&I") gross profit up 3%; same store F&I gross profit per retail unit of $2,350, down 1%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 50 days’ supply of new vehicle inventory (including in-transit) and 28 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $559.4 million, down 14%; gross profit of $52.6 million, up 34%
◦On a same market basis (which excludes closed stores), revenues were up 11% and gross profit was up 79%

•Retail used vehicle unit sales volume of 17,981, down 10%
◦On a same market basis (which excludes closed stores), retail used vehicle unit sales volume was up 13%
•Reported segment loss of $2.9 million, adjusted segment income* of $1.3 million, and adjusted EBITDA* of $7.3 million
•Reported segment loss includes $5.9 million loss related to closed stores (closed stores represent a $2.2 million loss on an adjusted segment loss* basis and a $2.1 million loss on an adjusted EBITDA* basis)
•Excluding closed stores, reported segment income was $1.3 million, adjusted segment income* was $3.5 million, and adjusted EBITDA* was $9.4 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 36 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Revenues of $27.7 million, down 19%; gross profit of $7.8 million, down 20%
•Segment loss of $2.3 million and adjusted EBITDA* loss of $0.8 million
•First quarter Powersports Segment adjusted EBITDA* loss reflects the seasonality of this business and was in line with our previously communicated expectation for near breakeven adjusted EBITDA*

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.30 per share, payable on July 15, 2024 to all stockholders of record on June 14, 2024.

First Quarter 2024 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive First Quarter 2024 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding anticipated future EchoPark profitability and anticipated future EchoPark adjusted EBITDA. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of recent or future acquisitions, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,455.8	$1,442.8	1%
Fleet new vehicles	19.6	18.8	4%
Total new vehicles	1,475.4	1,461.6	1%
Used vehicles	1,215.6	1,344.9	(10)%
Wholesale vehicles	77.3	85.6	(10)%
Total vehicles	2,768.3	2,892.1	(4)%
Parts, service and collision repair	446.7	430.5	4%
Finance, insurance and other, net	169.0	168.6	—%
Total revenues	3,384.0	3,491.2	(3)%
Cost of sales:
Retail new vehicles	(1,359.4)	(1,304.7)	(4)%
Fleet new vehicles	(18.9)	(17.9)	(6)%
Total new vehicles	(1,378.3)	(1,322.6)	(4)%
Used vehicles	(1,168.6)	(1,314.9)	11%
Wholesale vehicles	(78.1)	(82.6)	5%
Total vehicles	(2,625.0)	(2,720.1)	3%
Parts, service and collision repair	(222.8)	(217.6)	(2)%
Total cost of sales	(2,847.8)	(2,937.7)	3%
Gross profit	536.2	553.5	(3)%
Selling, general and administrative expenses	(392.2)	(412.8)	5%
Impairment charges	(1.0)	—	(100)%
Depreciation and amortization	(36.3)	(34.3)	(6)%
Operating income (loss)	106.7	106.4	—%
Other income (expense):
Interest expense, floor plan	(20.3)	(14.6)	(39)%
Interest expense, other, net	(29.0)	(28.4)	(2)%
Other income (expense), net	0.1	0.2	(50)%
Total other income (expense)	(49.2)	(42.8)	(15)%
Income (loss) before taxes	57.5	63.6	(10)%
Provision for income taxes - benefit (expense)	(15.5)	(15.9)	3%
Net income (loss)	$42.0	$47.7	(12)%

Basic earnings (loss) per common share	$1.24	$1.33	(7)%
Basic weighted-average common shares outstanding	34.0	35.9	5%

Diluted earnings (loss) per common share	$1.20	$1.29	(7)%
Diluted weighted-average common shares outstanding	34.9	36.9	5%

Dividends declared per common share	$0.30	$0.28	7%

Franchised Dealerships Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,439.9	$1,421.0	1%
Fleet new vehicles	19.6	18.8	4%
Total new vehicles	1,459.5	1,439.8	1%
Used vehicles	729.3	767.6	(5)%
Wholesale vehicles	48.6	58.4	(17)%
Total vehicles	2,237.4	2,265.8	(1)%
Parts, service and collision repair	439.9	423.8	4%
Finance, insurance and other, net	119.6	117.1	2%
Total revenues	2,796.9	2,806.7	—%
Gross Profit:
Retail new vehicles	94.1	134.0	(30)%
Fleet new vehicles	0.7	0.9	(22)%
Total new vehicles	94.8	134.9	(30)%
Used vehicles	40.8	40.8	—%
Wholesale vehicles	(0.2)	1.9	(111)%
Total vehicles	135.4	177.6	(24)%
Parts, service and collision repair	220.8	209.6	5%
Finance, insurance and other, net	119.6	117.1	2%
Total gross profit	475.8	504.3	(6)%
Selling, general and administrative expenses	(338.5)	(331.2)	(2)%
Impairment charges	(1.0)	—	(100)%
Depreciation and amortization	(29.8)	(26.5)	(12)%
Operating income (loss)	106.5	146.6	(27)%
Other income (expense):
Interest expense, floor plan	(16.0)	(9.9)	(62)%
Interest expense, other, net	(27.8)	(26.9)	(3)%
Other income (expense), net	—	—	—%
Total other income (expense)	(43.8)	(36.8)	(19)%
Income (loss) before taxes	62.7	109.8	(43)%
Add: Impairment charges	1.0	—	100%
Segment income (loss)	$63.7	$109.8	(42)%

Unit Sales Volume:
Retail new vehicles	25,297	24,539	3%
Fleet new vehicles	379	441	(14)%
Total new vehicles	25,676	24,980	3%
Used vehicles	25,666	25,107	2%
Wholesale vehicles	5,105	5,483	(7)%
Retail new & used vehicles	50,963	49,646	3%
Used-to-New Ratio	1.01	1.02	(1)%

Gross Profit Per Unit:
Retail new vehicles	$3,722	$5,463	(32)%
Fleet new vehicles	$1,706	$2,020	(16)%
New vehicles	$3,692	$5,402	(32)%
Used vehicles	$1,592	$1,626	(2)%
Finance, insurance and other, net	$2,348	$2,360	(1)%
Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,435.5	$1,398.8	3%
Fleet new vehicles	19.6	18.9	4%
Total new vehicles	1,455.1	1,417.7	3%
Used vehicles	726.0	753.9	(4)%
Wholesale vehicles	48.4	57.6	(16)%
Total vehicles	2,229.5	2,229.2	—%
Parts, service and collision repair	438.6	417.8	5%
Finance, insurance and other, net	119.3	115.3	3%
Total revenues	2,787.4	2,762.3	1%
Gross Profit:
Retail new vehicles	93.7	132.3	(29)%
Fleet new vehicles	0.7	0.9	(22)%
Total new vehicles	94.4	133.2	(29)%
Used vehicles	40.5	40.1	1%
Wholesale vehicles	(0.2)	1.8	(111)%
Total vehicles	134.7	175.1	(23)%
Parts, service and collision repair	219.6	206.3	6%
Finance, insurance and other, net	119.3	115.3	3%
Total gross profit	$473.6	$496.7	(5)%

Unit Sales Volume:
Retail new vehicles	25,225	24,053	5%
Fleet new vehicles	379	441	(14)%
Total new vehicles	25,604	24,494	5%
Used vehicles	25,552	24,601	4%
Wholesale vehicles	5,094	5,389	(5)%
Retail new & used vehicles	50,777	48,654	4%
Used-to-New Ratio	1.01	1.02	(1)%

Gross Profit Per Unit:
Retail new vehicles	$3,716	$5,499	(32)%
Fleet new vehicles	$1,706	$2,020	(16)%
New vehicles	$3,686	$5,437	(32)%
Used vehicles	$1,585	$1,631	(3)%
Finance, insurance and other, net	$2,350	$2,370	(1)%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$—	$1.0	(100)%
Used vehicles	482.9	572.5	(16)%
Wholesale vehicles	28.6	27.0	6%
Total vehicles	511.5	600.5	(15)%
Finance, insurance and other, net	47.9	50.0	(4)%
Total revenues	559.4	650.5	(14)%
Gross Profit:
Retail new vehicles	—	0.1	(100)%
Used vehicles	5.3	(11.8)	145%
Wholesale vehicles	(0.6)	1.1	(155)%
Total vehicles	4.7	(10.6)	144%
Finance, insurance and other, net	47.9	50.0	(4)%
Total gross profit	52.6	39.4	34%
Selling, general and administrative expenses	(45.6)	(73.8)	38%
Impairment charges	—	—	—%
Depreciation and amortization	(5.5)	(7.0)	21%
Operating income (loss)	1.5	(41.4)	104%
Other income (expense):
Interest expense, floor plan	(3.8)	(4.6)	17%
Interest expense, other, net	(0.7)	(0.9)	22%
Other income (expense), net	0.1	0.1	—%
Total other income (expense)	(4.4)	(5.4)	19%
Income (loss) before taxes	(2.9)	(46.8)	94%
Add: Impairment charges	—	—	—%
Segment income (loss)	$(2.9)	$(46.8)	94%

Unit Sales Volume:
Retail new vehicles	—	11	(100)%
Used vehicles	17,981	19,980	(10)%
Wholesale vehicles	2,994	2,916	3%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,955	$1,906	55%

EchoPark Segment - Same Market

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$473.2	$433.7	9%
Wholesale vehicles	25.5	17.9	42%
Total vehicles	498.7	451.6	10%
Finance, insurance and other, net	47.5	38.3	24%
Total revenues	546.2	489.9	11%
Gross Profit:
Used vehicles	5.6	(9.8)	157%
Wholesale vehicles	0.1	1.2	(92)%
Total vehicles	5.7	(8.6)	166%
Finance, insurance and other, net	47.5	38.3	24%
Total gross profit	$53.2	$29.7	79%

Unit Sales Volume:
Used vehicles	17,618	15,551	13%
Wholesale vehicles	2,785	2,119	31%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,018	$1,833	65%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$15.9	$20.8	(24)%
Used vehicles	3.4	4.8	(29)%
Wholesale vehicles	0.1	0.2	(50)%
Total vehicles	19.4	25.8	(25)%
Parts, service and collision repair	6.8	6.7	1%
Finance, insurance and other, net	1.5	1.5	—%
Total revenues	27.7	34.0	(19)%
Gross Profit:
Retail new vehicles	2.3	4.0	(43)%
Used vehicles	0.9	1.0	(10)%
Wholesale vehicles	—	—	—%
Total vehicles	3.2	5.0	(36)%
Parts, service and collision repair	3.1	3.3	(6)%
Finance, insurance and other, net	1.5	1.5	—%
Total gross profit	7.8	9.8	(20)%
Selling, general and administrative expenses	(8.1)	(7.8)	(4)%
Depreciation and amortization	(1.0)	(0.8)	(25)%
Operating income (loss)	(1.3)	1.2	(208)%
Other income (expense):
Interest expense, floor plan	(0.5)	(0.1)	(400)%
Interest expense, other, net	(0.5)	(0.6)	17%
Other income (expense), net	—	0.1	(100)%
Total other income (expense)	(1.0)	(0.6)	(67)%
Income (loss) before taxes	(2.3)	0.6	(483)%
Add: Impairment charges	—	—	—%
Segment income (loss)	$(2.3)	$0.6	(483)%

Unit Sales Volume:
Retail new vehicles	845	1,107	(24)%
Used vehicles	409	444	(8)%
Wholesale vehicles	13	7	86%

Gross Profit Per Unit:
Retail new vehicles	$2,676	$3,573	(25)%
Used vehicles	$2,185	$2,328	(6)%
Finance, insurance and other, net	$1,197	$980	22%

Powersports Segment - Same Store

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$15.3	$20.6	(26)%
Used vehicles	2.7	4.3	(37)%
Wholesale vehicles	0.3	0.1	200%
Total vehicles	18.3	25.0	(27)%
Parts, service and collision repair	6.1	6.4	(5)%
Finance, insurance and other, net	1.4	1.5	(7)%
Total revenues	25.8	32.9	(22)%
Gross Profit:
Retail new vehicles	2.1	3.9	(46)%
Used vehicles	0.7	0.9	(22)%
Wholesale vehicles	0.1	(0.1)	200%
Total vehicles	2.9	4.7	(38)%
Parts, service and collision repair	2.8	3.2	(13)%
Finance, insurance and other, net	1.4	1.5	(7)%
Total gross profit	$7.1	$9.4	(24)%

Unit Sales Volume:
Retail new vehicles	828	1,100	(25)%
Used vehicles	336	401	(16)%
Wholesale vehicles	10	6	67%
Retail new & used vehicles	1,164	1,501	(22)%
Used-to-New Ratio	0.41	0.36	14%

Gross Profit Per Unit:
Retail new vehicles	$2,553	$3,549	(28)%
Used vehicles	$2,202	$2,274	(3)%
Finance, insurance and other, net	$1,225	$981	25%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$247.3	$258.8	$11.5	4%
Advertising	22.3	26.1	3.8	15%
Rent	9.3	11.3	2.0	18%
Other	113.3	116.6	3.3	3%
Total SG&A expenses	$392.2	$412.8	$20.6	5%
Adjustments:
Closed store accrued expenses	$(2.1)	$—
Severance and long-term compensation charges	(4.3)	(2.0)
Total SG&A adjustments	$(6.4)	$(2.0)
Adjusted:
Total adjusted SG&A expenses	$385.8	$410.8	$25.0	6%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.1%	46.7%	60	bps
Advertising	4.2%	4.7%	50	bps
Rent	1.7%	2.0%	30	bps
Other	21.1%	21.2%	10	bps
Total SG&A expenses as a % of gross profit	73.1%	74.6%	150	bps
Adjustments:
Closed store accrued expenses	(0.4)%	—%
Severance and long-term compensation charges	(0.7)%	(0.4)%
Total effect of adjustments	(1.1)%	(0.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.0%	74.2%	220	bps

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$216.5	$213.8	$(2.7)	(1)%
Advertising	15.3	9.9	(5.4)	(55)%
Rent	10.1	10.2	0.1	1%
Other	96.6	97.3	0.7	1%
Total SG&A expenses	$338.5	$331.2	$(7.3)	(2)%
Adjustments:
Long-term compensation charges	$(2.2)	$—
Total SG&A adjustments	$(2.2)	$—
Adjusted:
Total adjusted SG&A expenses	$336.3	$331.2	$(5.1)	(2)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.5%	42.4%	(310)	bps
Advertising	3.2%	2.0%	(120)	bps
Rent	2.1%	2.0%	(10)	bps
Other	20.3%	19.3%	(100)	bps
Total SG&A expenses as a % of gross profit	71.1%	65.7%	(540)	bps
Adjustments:
Long-term compensation charges	(0.4)%	—%
Total effect of adjustments	(0.4)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.7%	65.7%	(500)	bps

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$25.2	$39.7	$14.5	37%
Advertising	6.6	15.8	9.2	58%
Rent	(0.8)	1.1	1.9	173%
Other	14.6	17.2	2.6	15%
Total SG&A expenses	$45.6	$73.8	$28.2	38%
Adjustments:
Closed store accrued expenses	$(2.1)	$—
Severance and long-term compensation charges	(2.1)	(2.0)
Total SG&A adjustments	$(4.2)	$(2.0)
Adjusted:
Total adjusted SG&A expenses	$41.4	$71.8	$30.4	42%

Reported:
SG&A expenses as a % of gross profit:
Compensation	47.8%	100.6%	5,280	bps
Advertising	12.6%	40.0%	2,740	bps
Rent	(1.4)%	2.7%	410	bps
Other	27.6%	43.9%	1,630	bps
Total SG&A expenses as a % of gross profit	86.6%	187.2%	10,060	bps
Adjustments:
Closed store accrued expenses	(4.0)%	—%
Severance and long-term compensation charges	(4.0)%	(5.1)%
Total effect of adjustments	(8.0)%	(5.1)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	78.6%	182.1%	10,350	bps

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$5.6	$5.3	$(0.3)	(6)%
Advertising	0.4	0.4	—	—%
Rent	—	—	—	—%
Other	2.1	2.1	—	—%
Total SG&A expenses	$8.1	$7.8	$(0.3)	(4)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	72.7%	53.9%	(1,880)	bps
Advertising	5.1%	4.2%	(90)	bps
Rent	0.4%	0.4%	—	bps
Other	26.6%	21.6%	(500)	bps
Total SG&A expenses as a % of gross profit	104.8%	80.1%	(2,470)	bps

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$62.7	$109.8	(43)%
Add: Impairment charges	1.0	—
Segment income (loss)	$63.7	$109.8	(42)%

Adjustments:
Long-term compensation charges	$2.2	$—
Total pre-tax adjustments	$2.2	$—

Adjusted:
Segment income (loss)	$65.9	$109.8	(40)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(2.9)	$(46.8)	94%
Add: Impairment charges	—	—
Segment income (loss)	$(2.9)	$(46.8)	94%

Adjustments:
Closed store accrued expenses	$2.1	$—
Severance and long-term compensation charges	2.1	2.0
Total pre-tax adjustments	$4.2	$2.0

Adjusted:
Segment income (loss)	$1.3	$(44.8)	103%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(2.3)	$0.6	(483)%
Add: Impairment charges	—	—
Segment income (loss)	$(2.3)	$0.6	(483)%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.9	$42.0	$1.20	36.9	$47.7	$1.29
Adjustments:
Closed store accrued expenses		$2.1			$—
Impairment charges		1.0			—
Severance and long-term compensation charges		4.3			2.0
Total pre-tax items of interest		$7.4			$2.0
Tax effect of above items		(1.9)			(0.5)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.9	$47.5	$1.36	36.9	$49.2	$1.33

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended March 31, 2024				Three Months Ended March 31, 2023
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$42.0				$47.7
Provision for income taxes				15.5				15.9
Income (loss) before taxes	$62.7	$(2.9)	$(2.3)	$57.5	$109.8	$(46.8)	$0.6	$63.6
Non-floor plan interest (1)	26.3	0.6	0.5	27.4	25.4	0.9	0.6	26.9
Depreciation and amortization (2)	31.5	5.4	1.0	37.9	28.2	7.0	0.7	35.9
Stock-based compensation expense	4.4	—	—	4.4	5.0	—	—	5.0
Impairment charges	1.0	—	—	1.0	—	—	—	—
Severance and long-term compensation charges	2.2	2.1	—	4.3	—	2.0	—	2.0
Closed store accrued expenses	$—	$2.1	$—	$2.1	$—	$—	$—	$—
Adjusted EBITDA	$128.1	$7.3	$(0.8)	$134.6	$168.4	$(36.9)	$1.9	$133.4
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.

Non-GAAP Reconciliation - EchoPark Segment Operations and Closed Stores

	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023			Better / (Worse) % Change
	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment
	(In millions, except unit and per unit data)

Total revenues	$546.2	$13.2	$559.4	$489.9	$160.6	$650.5	11%	(92)%	(14)%
Total gross profit	$53.2	$(0.6)	$52.6	$29.7	$9.7	$39.4	79%	(106)%	34%

Income (loss) before taxes	$2.9	$(5.8)	$(2.9)	$(28.0)	$(18.8)	$(46.8)	110%	69%	94%
Non-floor plan interest (1)	0.6	—	0.6	0.5	0.4	0.9	NM	NM	NM
Depreciation and amortization (2)	5.4	—	5.4	5.3	1.7	7.0	NM	NM	NM
Severance and long-term compensation charges	0.5	1.6	2.1	—	2.0	2.0	NM	NM	NM
Closed store accrued expenses	—	2.1	2.1	—	—	—	NM	NM	NM
Adjusted EBITDA	$9.4	$(2.1)	$7.3	$(22.2)	$(14.7)	$(36.9)	142%	86%	120%

Used vehicle unit sales volume	17,618	363	17,981	15,551	4,429	19,980	13%	(92)%	(10)%
Total used vehicle and F&I gross profit per unit	$3,018	$314	$2,955	$1,833	$2,290	$1,906	65%	(86)%	55%
NM = Not Meaningful
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.